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                SECURITIES AND EXCHANGE COMMISSION

                      Washington, D.C. 20509

                          FORM 8-KA No. 2

                          CURRENT REPORT

  Pursuant to Section 13 or 15(d) of the Securities Exchange Act

                         March 16, 1998
                          Date of Report
                (Date of Earliest Event Reported)

               INTERNATIONAL HERITAGE, INCORPORATED
      (Exact Name of Registrant as Specified in its Charter)

     Nevada                   002-97690-D         87-0421191
(State or other juris-   (Commission File No.)    (IRS Employer
diction of incorporation)                           I.D. No.)

                          Carolina Place
                 2626 Glenwood Avenue, Suite 200
                  Raleigh, North Carolina 27608
             (Address of Principal Executive Offices)

                          (919)571-4646
                  Registrant's Telephone Number



Item 1.   Changes in Control of Registrant.

          None; not applicable.

Item 2.   Acquisition or Disposition of Assets.

          None; not applicable.

Item 3.   Bankruptcy or Receivership.

          None; not applicable.

Item 4.   Changes in Registrant's Certifying Accountant.

          None; not applicable.

Item 5.   Other Events.

          On April 30, 1998 in the class action filed in the District Court of Dallas County, Texas, F-116th Judicial District, by Craig T. Liebendorfer, individually and on behalf of others similarly situated v. International Heritage, inc., case no. DV98-2241, defendant filed a Notice of Removal to federal court. On May 5, 1998 in the United States District Court for the Northern District of Texas, Dallas Division, case no. 3:98-CV-1063-X, plaintiffs filed a Motion to Remand and Memorandum in Support Thereof.

          On June 25, 1998, a Consent Order to Voluntarily Dismiss With Prejudice was filed in the General Court of Justice, Wake County, North Carolina, Superior Court Division, in the action: William Swinney and Marshall Reddy, individually and as representatives of a class of similarly situated sales representatives in International Heritage, Inc. v. Stanley Van Etten, Claude Savage, Larry Smith, International Heritage, Inc., and the remaining members of the Board of Directors for International Heritage, Inc. consisting of Barry Ackel, Jimmie Knowles, Sabrina Wei and John Brothers, file number 98 CVS 4277. The parties agreed to resolve their differences and the plaintiffs agreed to dismiss the action. The specific terms of the settlement are subject to a confidentiality agreement.

         On June 25, 1998, in the General Court of Justice, Wake County, North Carolina, Superior Court Division, in the action Eric S. Block and Tina Block
v. International Heritage, Incorporated, case no. 97 CVS 12032, a Stipulation of Voluntary Dismissal was entered. The specific terms of the settlement are subject to a confidentiality agreement.

         On June 25, 1998, in the class action, Randall L. Greene, Andy Clark, Jackson Wayne Murphy, Donnie Kenneth Broderway, James H. Thomas, Individually and on behalf of all others similarly situated v. International Heritage, Incorporated, a foreign corporation; International Heritage, Inc., a foreign corporation; et.al., U.S.D.C. for the Middle District of Alabama, Northern Division, case no CV-98-M-518-N, the Court ordered the remand of the case to the Circuit Court of Barbour County, Alabama. Defendants had filed, on May 4, 1998 a Motion for Removal from state court to federal court based upon diversity-of-citizenship jurisdiction.

        On July 1, 1998, in the United States District Court for the Northern District of Georgia, Atlanta Division, civil action no 1:98-CV-0803-RWS, Securities and Exchange Commission v. International Heritage, Inc. et. al., the Court approved substitution posting of the payment bond issued by Acstar Insurance Company and United in substitution of the cash bond posted by Defendants, International Heritage, Inc. in accordance with the April 3, 1998 Order of the Court.

Item 6.   Resignations of Registrant's Directors.

          None; not applicable.

Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits.

          None; not applicable.

Item 8.   Change in Fiscal Year.

          None; not applicable.

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                            SIGNATURES

          Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                         INTERNATIONAL HERITAGE, INCORPORATED

Date:     07/15/1998.    By  /s/ Stanley H. Van Etten
                         _______________________________________

                         President, CEO and Chairman of the Board